Subsequent Event:	12 Months Ended
Dec. 31, 2020
Subsequent Event:
Subsequent Event:

Note 21 - Subsequent Event:

On February 11, 2021, the banking institutions involved in the syndicated loan waived the subsidiary Airplan for noncompliance with the Debt Coverage Ratio until the measurement date for the first quarter of 2022.

Aerostar was eligible for additional funding under the second round of airport grants within the Coronavirus Response and Relief Supplemental Appropriation Act (CRRSAA), passed by the President of the United States on December 27, 2020. On February 18, 2021, official confirmation was received that the FAA granted Aerostar federal assistance amounting to USD10,577  (approximately Ps.210,574), which will be recognized once received, subject to verification of expenses with the relevant authorities. To date, no verifications have been conducted and no reimbursements relating to this grant have been received.

Until the date of these Financial Statements, none of the credit lines available to the Company mentioned in Note 10 have been used.

On February 19, 2021 FONATUR agreed to pay an advance payment for Ps.50,000 relating to purchase of land for Ps.286,283 and the remaining balance of Ps.236,283 before July 1, 2021 to purchase back land for Ps.286,283. On March 3, 2021 we received the initial payment from FONATUR for Ps.50 million. This agreement with reservation of title does not have any legal effects, and the Company will withhold conveying the land, until the aforementioned amount has been fully collected.

Due to the health emergency generated by COVID-19, on April 7, 2021 the SCT approved an extraordinary review of the Mexican maximum rates which resulted in a reduction in committed investments and an increase in Mexican maximum rates in the master development plans for the years 2021 to 2023.

Previous and reduced investments commitments for MDP is show as follows:

	Amount (1)
Period	Previous (2)		Reduced

2021	Ps.	5,460,586	Ps.	3,064,148
2022		1,907,832		1,793,811
2023		892,356		457,470
	Ps.	8,260,774	Ps.	5,315,429

(1)Figures in thousand pesos adjusted at December 31, 2020 based on the Construction Price Index (IPCO) in the terms of the MDP.

(2)See Note 15 b.

Measures imposed by several governments to contain the COVID-19 pandemic have affected the economic activity. For instance, the US Centers for Disease Control and Prevention (CDC) extended the requirement of COVID-19 negative tests for all air passengers arriving in the United States. As from January 26, 2021, protocols for traveling were implemented, including the requirement of a COVID-19 negative test before leaving the US and mandatory quarantine upon return. As from January 7, 2021, similar test requirements were implemented for air passengers traveling to Canada. Later, the Canadian government suspended flights between Canada, Mexico and the Caribbean until April 30, 2021.

The COVID-19 pandemic still affects the industry, recording a high number of cases. To date, the consequences it might have on our business and results remain uncertain. The Company continues assessing this impact, controlling its commitments and implementing actions in response to possible events relating to the COVID-19 contingency that, to date, cannot be estimated.